                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints David M. Moffett, Lee R. Mitau and Terrance R. Dolan, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3 of U.S. Bancorp, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

                 Signature                                  Title                                  Date
                 ---------                                  -----                                  ----
/s/ Jerry A. Grundhofer                       President and Chief Executive                   April 17, 2001
------------------------------------          Officer (principal executive
Jerry A. Grundhofer                           officer)

/s/ David M. Moffett                          Vice Chairman and Chief Financial               April 17, 2001
------------------------------------          Officer (principal financial
David M. Moffett                              officer)

/s/ Terrance R. Dolan                         Senior Vice President and                       April 17, 2001
------------------------------------          Controller (principal accounting
Terrance R. Dolan                             officer)


/s/ John F. Grundhofer                        Chairman                                        April 17, 2001
----------------------
John F. Grundhofer


/s/ Linda L. Ahlers                           Director                                        April 17, 2001
------------------------------------
Linda L. Ahlers


/s/ Victoria B. Buyniski Gluckman             Director                                        April 17, 2001
------------------------------------
Victoria B. Buyniski Gluckman

/s/ Arthur D. Collins, Jr.                    Director                                        April 17, 2001
-----------------------------------
Arthur D. Collins, Jr.


/s/ Peter H. Coors                            Director                                        April 17, 2001
-----------------------------------
Peter H. Coors


/s/ John C. Dannemiller                       Director                                        April 17, 2001
-----------------------------------
John C. Dannemiller


/s/ Joshua Green III                          Director                                        April 17, 2001
-----------------------------------
Joshua Green III


/s/ J.P. Hayden, Jr.                          Director                                        April 17, 2001
-----------------------------------
J.P. Hayden, Jr.


/s/ Roger L. Howe                             Director                                        April 17, 2001
-----------------------------------
Roger L. Howe


/s/ Thomas H. Jacobsen                        Director                                        April 17, 2001
-----------------------------------
Thomas H. Jacobsen


/s/ Delbert W. Johnson                        Director                                        April 17, 2001
-----------------------------------
Delbert W. Johnson


/s/ Joel W. Johnson                           Director                                        April 17, 2001
-----------------------------------
Joel W. Johnson


/s/ Jerry W. Levin                            Director                                        April 17, 2001
-----------------------------------
Jerry W. Levin


/s/ Sheldon B. Lubar                          Director                                        April 17, 2001
-----------------------------------
Sheldon B. Lubar


/s/ Frank Lyon, Jr.                           Director                                        April 17, 2001
-----------------------------------
Frank Lyon, Jr.

/s/ Daniel F. McKeithan, Jr.                  Director                                        April 17, 2001
-----------------------------------
Daniel F. McKeithan, Jr.


/s/ David B. O'Maley                          Director                                        April 17, 2001
-----------------------------------
David B. O'Maley


/s/ O'dell M. Owens, M.D., M.P.H.             Director                                        April 17, 2001
-----------------------------------
O'dell M. Owens, M.D., M.P.H.


/s/ Thomas E. Petry                           Director                                        April 17, 2001
-----------------------------------
Thomas E. Petry


/s/ Richard G. Reiten                         Director                                        April 17, 2001
-----------------------------------
Richard G. Reiten


/s/ S. Walter Richey                          Director                                        April 17, 2001
-----------------------------------
S. Walter Richey


/s/ Warren R. Staley                          Director                                        April 17, 2001
-----------------------------------
Warren R. Staley


/s/ Patrick T. Stokes                         Director                                        April 17, 2001
-----------------------------------
Patrick T. Stokes


/s/ John J. Stollenwerk                       Director                                        April 17, 2001
-----------------------------------
John J. Stollenwerk

